                                FIFTH AMENDMENT
                                       TO
                                 LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into effective as of the 26th day of April, 1996, by and among the following:

         PETRUS FUND, L.P., a Texas limited partnership ("Lender");

         ULTRAK, INC., a Delaware corporation ("Ultrak") and the surviving entity of the merger between Ultrak and Ultrak, Inc., a Colorado corporation, which in turn was the surviving entity of the merger between Ultrak, Inc., a Colorado corporation, and Exxis Technologies, Inc., a Texas corporation; and

         ULTRAK OPERATING, L.P., a Texas limited partnership ("Ultrak
Operating").

                                    RECITALS

         A. Ultrak, CCTV Source International, Inc. ("CCTV"), Loss Prevention Electronics Corporation ("LPEC"), and Lender are parties to that certain Loan Agreement dated July 20, 1992 (the "Original Loan Agreement").

         B. Ultrak, CCTV, LPEC, and Lender are parties to that certain First Amendment to Loan Agreement dated as of October 4, 1993 (the "First Amendment"), pursuant to the terms of which, among other things, the revolving line of credit under the Loan Agreement was increased from $3,000,000.00 to $6,000,000.00.

         C. Ultrak and Lender are parties to that certain Second Amendment to Loan Agreement dated as of October 4, 1994 (the "Second Amendment"), pursuant to the terms of which, among other things, the revolving line of credit under the Loan Agreement was increased from $6,000,000.00 to $8,000,000.00, and Lender consented to the merger of LPEC and CCTV with and into Ultrak, with Ultrak being the surviving corporation.

         D. Ultrak, Ultrak Operating, and Lender are parties to that certain Third Amendment to Loan Agreement dated as of January 11, 1996, to be effective as of December 29, 1995 (the "Third Amendment"), pursuant to the terms of which, among other things, the Loan Agreement was amended to reflect the reorganization of Ultrak and to add Ultrak Operating as a borrower.

         E. Ultrak, Ultrak Operating, and Lender are parties to that certain Fourth Amendment to Loan Agreement dated as of April 4, 1996 (the "Fourth Amendment"), pursuant to the terms of which, among other things, the Loan Agreement was amended to extend the Revolving Loan Maturity Date to June 30, 1996 and to reflect the Poway Warehouse as an additional location of collateral. The Original Loan Agreement, as amended by the First




FIFTH AMENDMENT -- Page 1
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Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment,
is referred to herein as the "Loan Agreement".

         F. Ultrak, Ultrak Operating, and Lender desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

         Section 2.01. Amendment to Definition of "Drawdown Termination Date" in Section 1.02. Effective as of the date hereof and subject to the provisions of Section 3.01 below, the definition of "Drawdown Termination Date" in Section 1.02 of the Loan Agreement is hereby amended to read in its entirety as follows:

                 "'Drawdown Termination Date' shall mean the earlier of (a) September 30, 1996 or (b) ninety (90) days following the date Lender gives Borrowers' Agent notice of Lender's exercise of its rights to terminate its Commitment pursuant to Section 2.10(b) hereof.

         Section 2.02. Amendment to Definition of "Revolving Loan Maturity Date" in Section 1.02. Effective as of the date hereof and subject to the provisions of Section 3.01 below, the definition of "Revolving Loan Maturity Date" in Section 1.02 of the Loan Agreement is hereby amended to read in its entirety as follows:

                 "'Revolving Loan Maturity Date' shall mean the earlier of (a) September 30, 1996 or (b) one hundred eighty (180) days following the date Lender gives Borrowers' Agent notice of Lender's exercise of its right to terminate its Commitment pursuant to Section 2.10(b) hereof."


         Section 2.03. Additional Extensions of the Drawdown Termination Date and the Revolving Loan Maturity Date. A new Section 2.11 to the Loan Agreement is added in





FIFTH AMENDMENT -- Page 2
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order to acknowledge the intention of the parties pertaining to additional extensions of the Drawdown Termination Date and the Revolving Loan Maturity Date, to read as follows:

                          Section 2.11 Additional Extensions of the Drawdown Termination Date and the Revolving Loan Maturity Date. So long as no Default or Event of Default has occurred and is continuing, additional extensions of the Drawdown Termination Date and the Revolving Loan Maturity Date will be granted by the Lender from time to time, such that the Drawdown Termination Date and the Revolving Loan Maturity Date will be consistent with the following:

                          (1) the Drawdown Termination Date and the Revolving Loan Maturity Date will be at least sixty (60) days prior to the exercise date of the Warrant Agreement, as the exercise date of the Warrant Agreement may be extended from time to time; and

                          (2) the exercise date of the Warrant Agreement will be at least ten (10) days after "lock- up" period with respect to the Registration Statement, as more fully set forth in the Lock-Up Agreement (as such terms are defined in the Fifth Amendment to Warrant Purchase Agreement, dated of even date herewith, between the Lender, the Borrower, and George K. Broady.

         Notwithstanding the foregoing, the Lender will have no obligation to extend the Drawdown Termination Date and the Revolving Loan Maturity Date beyond January 1, 1997.

                                  ARTICLE III
                                   CONDITIONS

         Section 3.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender in writing:

                 (a) Lender shall have received a notice regarding the absence of oral agreements in form and substance reasonably acceptable to Lender, dated as of the date of this Amendment, and duly executed by Borrowers and all other persons reasonably required by Lender;

                 (b) Lender shall have received the Fifth Amendment to Warrant Purchase Agreement ("Fifth Amendment to Warrant Agreement") in form and substance reasonably acceptable to Lender, dated as of the date of this Amendment, and duly executed by Ultrak, Inc., Lender and all other persons reasonably required by Lender;

                 (c) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other documents and agreements relating





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         hereto or thereto (hereinafter individually referred to as a "Loan
         Document" and collectively referred to as the "Loan Documents") shall be true and correct as of the date hereof as if made on the date hereof;

                 (d) No default shall have occurred under the Loan Agreement or any of the other Loan Documents and be continuing; and no default shall exist under the Loan Agreement, unless such default has been specifically waived in writing by Lender; and

                 (e) All corporate and partnership proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

                                   ARTICLE IV
    RATIFICATIONS, REPRESENTATIONS, WARRANTIES; JOINT AND SEVERAL LIABILITY

         Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

         Section 4.02. Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or partnership action, as applicable, on the part of such Borrower and will not violate the Partnership Agreement, Articles or Certificate of Incorporation or Bylaws, as applicable, of such Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) Ultrak has not amended its Articles of Incorporation or Bylaws since the date of execution of this Amendment.

                                   ARTICLE V
                                 MISCELLANEOUS

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         Section 5.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or





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hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 5.03. Expenses of Lender. Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender's legal counsel.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 Waiver Of Consumer Rights. EACH BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER





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PROTECTION ACT, SECTION 17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT
GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWERS' OWN SELECTION, EACH BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. EACH BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT SUCH BORROWER (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT.

                     EACH BORROWER HAS READ AND UNDERSTANDS
                     SECTION 5.10:  _____________(INITIALS)
                                    _____________(INITIALS)

         5.11 RELEASE. ULTRAK ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE ORIGINAL LOAN DOCUMENTS AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN AGREEMENT, THE OTHER AGREEMENTS, AND/OR ANY TRANSACTION RELATED TO THE ORIGINAL LOAN DOCUMENTS, SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF LENDER'S EXECUTION AND DELIVERY OF THIS AMENDMENT.

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FIFTH AMENDMENT -- Page 6
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         IN WITNESS WHEREOF, Lender and Borrowers have caused these presents to be duly executed as of the day and year first above written.


                                    LENDER:
                                    ------

                                    PETRUS FUND, L.P.

                                    By:    Perot Investments, Inc.
                                           its General Partner



                                           By:
                                              ------------------------------
                                               Steven L. Blasnik, President

                                    BORROWERS:
                                    ---------

                                    ULTRAK, INC.



                                    By:
                                       -------------------------------------
                                           Tim D. Torno
                                           Chief Financial Officer


                                    ULTRAK OPERATING, L.P.

                                    By:    Ultrak GP, Inc.
                                           its General Partner

                                           By:
                                              ------------------------------
                                                Tim D. Torno
                                                Chief Financial Officer






FIFTH AMENDMENT -- Page 7